SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)


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Check the appropriate box:

[_] Preliminary Proxy Statement               [_]  Confidential, For Use of the
[x] Definitive Proxy Statement                     Commission Only (as permitted
[_] Definitive Additional Materials                by Rule 14A-6(e)(2))
[_] Soliciting Material Under
    Rule 14a-12



                      POLLUTION RESEARCH AND CONTROL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     4)   Date Filed:

===============================================================================

                      POLLUTION RESEARCH AND CONTROL CORP.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------




TIME....................................     9:00 a.m. Pacific Time on
                                             Friday, August 8, 2003.

PLACE...................................     Radisson Beverly Pavilion Hotel,
                                             9360 Wilshire Blvd., Beverly
                                             Hills, California 90212.

ITEMS OF BUSINESS.......................     (1) To elect members of the
                                                 Board of Directors for
                                                 one-year terms.

                                             (2) To approve an amendment to our
                                                 Articles of Incorporation to
                                                 change our Company's name to
                                                 Universal Detection Technology.

                                             (3) To approve an amendment to our
                                                 Articles of Incorporation to
                                                 increase the number of
                                                 authorized shares of our common
                                                 stock from 30,000,000 to
                                                 480,000,000.

                                             (4) To approve our 2003 Stock
                                                 Incentive Plan.

RECORD...................................    DATE You can vote if at the close
                                             of business on June 11, 2003, you
                                             were a shareholder of the
                                             Company.

PROXY VOTING.............................    All shareholders are cordially
                                             invited to attend the Annual
                                             Meeting in person.  However, to
                                             ensure your representation at the
                                             Annual Meeting, you are urged to
                                             vote promptly by signing and
                                             returning the enclosed Proxy card.



July 7, 2003                         /s/ JACQUES TIZABI
                                     -------------------------------------------
                                     Jacques Tizabi, PRESIDENT AND CHIEF
EXECUTIVE OFFICER

                      POLLUTION RESEARCH AND CONTROL CORP.
                         9300 WILSHIRE BLVD., SUITE 308
                         BEVERLY HILLS, CALIFORNIA 90212

PROXY STATEMENT
-------------------------------------------------------------------------------


        These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Pollution Research and Control Corp., a California corporation (the "Company", "we", or "us"), of Proxies to be voted at our 2003 Annual Meeting of Shareholders and at any adjournments or postponements.

        You are invited to attend our Annual Meeting of Shareholders on Friday, August 8, 2003, beginning at 9:00 a.m. Pacific Time. The meeting will be held at the Radisson Beverly Pavilion Hotel located at 9360 Wilshire Blvd., Beverly Hills, California 90212. It is anticipated that the 2003 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about July 11, 2003.

        SHAREHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on June 11, 2003, are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of June 11, 2003, there were 16,018,448 shares of common stock outstanding and approximately 769 holders of record of our common stock.

        PROXIES. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written Proxy card. All street name shareholders also can vote by Proxy via the Internet, pursuant to the instructions set forth on their Proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

        INTERNET VOTING BY SHARES HELD IN STREET NAME. A number of brokerage firms and banks offer Internet voting options. The Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Specific instructions to be followed by owners of shares of common stock held in street name are set forth on your Proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers, that must be borne by the shareholder.

        QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

        VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against any matters.

        ELECTION OF DIRECTORS. A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. However, our shareholders have the right to cumulate their votes with respect to the election of directors. If cumulative voting is employed, the total number of votes which the shareholder may cast for the election of directors shall equal the number of directors to be elected multiplied by the number of shares held, and the shareholder may cast all of those for one candidate or may distribute the total votes among all or several candidates, as the shareholder deems appropriate. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the Annual Meeting prior to the voting of an intention to cumulate votes. If any one shareholder gives that notice, all shareholders may cumulate their votes for candidates in nomination. The Board is not soliciting discretionary authority to cumulate votes for candidates for election to the Board of Directors. The three nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

        AMENDMENT TO OUR ARTICLES OF INCORPORATION FOR A NAME CHANGE. The approval of an Amendment to our Articles of Incorporation to change our name to Universal Detection Technology will require the affirmative vote of a majority of the outstanding shares of our common stock.

        AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE SHARES. The approval of an Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock will require the affirmative vote of a majority of the outstanding shares of our common stock.

        2003 STOCK INCENTIVE PLAN. The approval of our 2003 Stock Incentive Plan will require the affirmative vote of a majority of shares of common stock present or represented and entitled to vote at the Annual Meeting.

        OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.


PROPOSAL 1:    ELECTION OF DIRECTORS
-------------------------------------------------------------------------------


        Proposal 1 is the election of three members of the Board of Directors. In accordance with our Amended and Restated Bylaws, the Board of Directors has fixed the number of directors at three. At each annual meeting of shareholders, the directors are elected, each for a one-year term. Three directors will be elected at the Annual Meeting.

        Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

        The Board of Directors proposes the election of the following nominees as directors:

                                 Jacques Tizabi
                                 Michael Collins
                                  Matin Emouna

        If elected, the foregoing three nominees are expected to serve until the 2004 Annual Meeting of Shareholders. The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

        The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
----------------------------------------

JACQUES TIZABI      Jacques Tizabi has been the Chief Executive Officer,
                    President and Chairman of the Board of Directors of our
                    Company since October 2001. He is the co-founder and
                    managing partner of Astor Capital, Inc., which was founded in 1995 and specializes in investment banking and asset
                    management, predominantly in the area of direct private
                    investment in public companies. Mr. Tizabi has substantial experience in evaluating, structuring, and negotiating
                    direct investments in public companies and later stage
                    private companies. He is also the Portfolio Manager for AMG
                    Capital Management. Mr. Tizabi holds a B.S. degree in
                    Business from New York University and an M.B.A. from
                    Pepperdine University. DIRECTOR SINCE: 2001  AGE:  32

MICHAEL COLLINS     Michael Collins has been the Secretary and a director of our
                    Company since October 2001. He has been an independent
                    business consultant since December 1998. Between 1993 and
                    1997, Mr. Collins worked for Twentieth Century Fox
                    International, PolyGram Filmed Entertainment and Savoy
                    Pictures in the field of media management. Mr. Collins
                    received a B.A. in Political Science from Columbia
                    University and an M.B.A. from The Anderson School at UCLA.
                    DIRECTOR SINCE:  2001    AGE:  33
                    MEMBER: Audit and Compensation Committee

MATIN EMOUNA        Matin Emouna has served as a director of our Company since
                    October 2001. Since 1997, Mr. Emouna has maintained his own law practice in New York, where he represents foreign and
                    domestic clients in a broad range of real estate
                    transactions, with emphasis on new constructions, commercial real estate transactions, shopping center development,
                    financing, and commercial leasing. Mr. Emouna also serves as a general counsel for Omni Abstract Title, Radio Sedayeh
                    Iran, and several non-profit religious organizations. He
                    holds B.S. degrees in Business Administration and Spanish
                    from New York State University at Albany and a J.D. from
                    Benjamin N. Cardozo School of Law.
                    DIRECTOR SINCE:  2001    AGE:  34
                    MEMBER: Audit and Compensation Committee



FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
-----------------------------------------------------

        MEETINGS AND COMMITTEES. The Board of Directors took action by written consent on twelve occasions during fiscal 2002, and did not hold any meetings during that period. The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors performs the functions of a Nominating Committee.

        The Audit Committee currently consists of Michael Collins and Matin Emouna. The Audit Committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors, filed as an exhibit to last year's proxy statement. [Each member of the Audit Committee is an independent director as that term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules. The Audit Committee took action by written consent on two occasions during fiscal 2002, and did not hold any meetings during that period.

        The Compensation Committee currently consists of Michael Collins and Matin Emouna. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee took action by written consent on two occasions during fiscal 2002, and did not hold any meetings during that period.

        All incumbent directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he served in fiscal 2002.

        DIRECTORS' COMPENSATION. During fiscal 2002, our directors did not receive compensation pursuant to any standard arrangement for their services as directors. When requested by us to attend Board meetings in person, it is our policy to reimburse directors for reasonable travel and lodging expenses incurred in attending these Board meetings.



PROPOSAL 2:    AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE
               THE NAME OF THE COMPANY
-------------------------------------------------------------------------------

INTRODUCTION

          The Board has approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation, as amended, which will effect a change in the name of our company from Pollution Research and Control Corp. to Universal Detection Technology. The complete text of the form of this amendment is set forth as EXHIBIT A to this Proxy Statement. The Board of Directors believes that it is in our best interests to effect the name change as the new name appropriately reflects the Company's shift in focus on the development and deployment of devices enabling real-time detection of airborne biological and chemical agents.

        If this Proposal is adopted, Article I of our Articles of Incorporation, as amended, will read in its entirety as follows:

                                       "I

        The name of this corporation is Universal Detection Technology."

CHANGE OF CUSIP NUMBER

        In conjunction with the name change, we will change our CUSIP number. On the filing date of this amendment, all stock certificates bearing our old CUSIP number will be cancelled and shareholders will receive new certificates evidencing the new CUSIP number. As soon as practicable after the filing date, shareholders will be notified as to the effectiveness of the name change and instructed as to how and when to surrender their certificates representing shares bearing the old CUSIP number in exchange for certificates representing shares bearing the new CUSIP number. We intend to use OTR, Inc. as our exchange agent in effecting the exchange of certificates following the effectiveness of the name change.

        If the name change is approved by the requisite vote of our shareholders, the name change will be effective upon the close of business on the date of filing of this amendment with the California Secretary of State, which filing is expected to take place shortly after the Annual Meeting. If this proposal is not approved by the shareholders, then the amendment reflecting the name change will not be filed.

RECOMMENDATION AND REQUIRED VOTE

        The Board has unanimously approved the amendment to our Articles of Incorporation to change our name. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve this amendment. For purposes of the vote to amend our Articles of Incorporation, as amended, abstentions and broker non-votes will be counted as votes cast against approval of this amendment. The Board is of the opinion that this amendment is advisable and in our best interests and recommends a vote "FOR" the approval of this amendment. All proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed proxy card.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS PLACE A VOTE "FOR" PROPOSAL 2, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


PROPOSAL  3:    AMENDMENT TO ARTICLES OF INCORPORATION TO
                INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                COMMON STOCK
-------------------------------------------------------------------------------

INTRODUCTION

        The Board has approved, subject to shareholder approval, an amendment to its Articles of Incorporation, as amended, which will increase the aggregate number of shares of common stock authorized for issuance from 30,000,000 shares to 480,000,000 shares. The complete text of the Amendment is set forth as EXHIBIT B to this Proxy Statement. Throughout this Proxy, we refer to this Amendment as the "Authorized Share Increase Amendment" and we refer to the increase in the number of authorized shares of common stock as the "Authorized Share Increase."

        At June 11, 2003, we had 16,018,448 shares of Common Stock issued and outstanding. In addition, as of March 31, 2003, we have reserved: (i) 3,843,330 shares of Common Stock for issuance pursuant to options and warrants and (ii) 5,071,429 shares of Common Stock for issuance upon conversion of outstanding notes. Thus, at June 11, 2003, there were 4,966,793 authorized shares of Common Stock unissued and not reserved for issuance.

        The Board believes the Company is competing in a dynamic and rapidly evolving technology marketplace. The competitive pressures are very high and companies with good access to capital and the ability to move quickly to acquire emerging technologies or synergistic businesses have greater opportunities for corporate growth. The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized unissued shares is available for use primarily in connection with corporate acquisitions, raising additional capital for operations, and the issuance of shares under our 2003 Stock Incentive Plan. The shares may also be used for general corporate needs, such as future stock dividends or stock splits. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized.

        If the Proposal is adopted, the first full paragraph of Article IV of our Articles of Incorporation, as amended, will read as follows:

                                      "IV.

                                     GENERAL

          This Corporation shall be authorized to issue a total of Five Hundred Million (500,000,000) shares of all classes of stock. Of such total number of shares of stock, Four Hundred Eighty Million (480,000,000) shares are authorized to be Common Stock, each of which shares shall have no par value, and Twenty Million (20,000,000) shares are authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per share, as described below."

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

        The Board believes that approval of this Proposal is essential for the growth and development of the Company. However, the following should be considered by a shareholder in deciding how to vote upon this Proposal.

        The Proposal, if approved, would strengthen the position of the Board and might make the removal of the Board more difficult, even if the removal would be generally beneficial to the our shareholders. The authorization to issue the additional shares of Common Stock would provide the Board with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to the Board.

        The additional shares that the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of our equity owned by present shareholders. The issuance of the additional shares might be disadvantageous to current shareholders in that any additional issuances would potentially reduce per share dividends, if any. Shareholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that we have never paid dividends on shares of our Common Stock and do not intend to pay any cash dividends in the foreseeable future except to the extent we would be required to satisfy any obligations with respect to any Preferred Stock we may issue. We instead intend to retain earnings, if any, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED INCREASE

        If the Authorized Share Increase Amendment is approved by the requisite vote of our shareholders, the Authorized Share Increase will be effective upon the close of business on the date of filing of the Authorized Share Increase Amendment with the California Secretary of State, which filing is expected to take place shortly after the Annual Meeting. But, the exact timing o the filing of the Authorized Share Increase Amendment will be determined by the Board based upon its evaluation as to when such action will be most advantageous to us and our shareholders, and the Board reserves the right to delay filing the Authorized Share Increase Amendment for up to twelve months following shareholder approval. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Authorized Share Increase Amendment if, at any time prior to filing the Authorized Share Increase Amendment, the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our shareholders. If this Proposal is not approved by the shareholders, then the Authorized Share Increase Amendment will not be filed.

RECOMMENDATION AND REQUIRED VOTE

        The Board has unanimously approved the Authorized Share Increase Amendment. The affirmative vote of a majority of the outstanding shares of our Common Stock is required to approve the Authorized Share Increase Amendment. For purposes of the vote to amend the Articles of Incorporation, as amended, abstentions and broker non-votes will have the same effect as a vote against approval of the Authorized Share Increase Amendment. The Board is of the opinion that the Authorized Share Increase Amendment is advisable and in our best interests and recommends a vote "FOR" the approval of the Authorized Share Increase Amendment. All proxies will be voted to approve the Authorized Share Increase Amendment unless a contrary vote is indicated on the enclosed proxy card.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS PLACE A VOTE "FOR" PROPOSAL 3, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

PROPOSAL 4:    APPROVAL OF THE 2003 STOCK INCENTIVE PLAN
-------------------------------------------------------------------------------

INTRODUCTION

        The proposed Pollution Research and Control Corp. 2003 Stock Incentive Plan, which we refer to throughout this Proxy Statement as the 2003 Plan, was adopted by the Board of Directors effective as of June 23, 2003, subject to shareholder approval. The 2003 Plan provides for the issuance of stock and/or options to purchase shares of our common stock to selected officers, directors, employees and consultants of the Company or its potential parent or subsidiary companies. Subject to adjustment for stock splits, stock dividends and other similar events, the total number of Shares reserved for issuance under the 2003 Plan is 4,500,000. As of the Record Date, we have not granted any rights under the 2003 Plan, nor did we have any specific grants planned.

        The following sections summarize the principal features of the 2003 Plan, a copy of which is attached as EXHIBIT C to this Proxy Statement. Although this Proxy Statement contains a summary of the principal features of the 2003 Plan, this summary is not intended to be complete and reference should be made to EXHIBIT C to this Proxy Statement for the complete text of the 2003 Plan.

PURPOSE

        The 2003 Plan was adopted to provide a means by which our selected officers, directors and employees, and consultants or any selected officers, directors and employees, and consultants of any of our potential parent companies or subsidiaries (together referred to as "affiliates") could be given an opportunity to purchase our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling those positions and to provide incentives for those persons to exert maximum efforts for our success.

ADMINISTRATION

        The 2003 Plan is administered by the Compensation Committee of our Board of Directors, which will be referred to throughout this Proxy Statement as the Plan Administrator. The Plan Administrator has the power to construe and interpret the 2003 Plan promulgate, amend and rescind rules and regulations relating to the administration of the 2003 Plan, to authorize any person to execute, on behalf of the company, any instrument required to carry out the purposes of the 2003 Plan, to determine when rights will be granted under the 2003 Plan, to, subject to the provisions of the 2003 Plan, determine the persons to whom stock and/or options will be granted, the number of shares to be subject to each grant, whether option grants will be incentive stock options or non-qualified stock options, the time or times during the term of each grant within which all or a portion of the option may be exercised or the stock restrictions shall lapse, the exercise or purchase price, the type of consideration and other terms of the exercise or purchase price, to amend any outstanding rights for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions (provided, however, that if any such amendment impairs a participant's rights or increases a participant's obligations under his or her right, such amendment shall also be subject to the participant's consent), to determine the duration and purpose of leaves of absences which may be granted to a participant without constituting termination of their employment for purposes of the 2003 Plan, to make decisions with respect to outstanding options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, to make any and all other determinations which it determines to be necessary or advisable for administration of the 2003 Plan. In accordance with the terms of the 2003 Plan, the Board has delegated all powers of administration of the 2003 Plan to the Compensation Committee of the Board all of whose members will be "non-employee directors" as defined in Rule 16-3(b)(3)(i) promulgated by the Securities and Exchange Act and "outside directors" as defined in Treasury Regulation Section 1.62-27(e)(3).

ELIGIBILITY

        Incentive stock options (which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) may be granted under the 2003 Plan only to our employees (including officers) and employees (including officers) of our affiliates. Our and our affiliates' employees (including officers), directors and consultants are eligible to receive non-qualified stock options and/or restricted stock under the 2003 Plan. Stock options and restricted stock granted under the 2003 Plan may be referred to together as "Awards" and individually as an "Award."

        No incentive stock option may be granted under the 2003 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our company or any affiliate of our company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five (5) years from the date of grant. In addition, with respect to any incentive stock option granted under the 2003 Plan, the aggregate fair market value determined at the time of grant, of the common stock with respect to which the option is exercisable for the first time by the optionee during any calendar year (under all the plans of our company and its affiliates) may not exceed $100,000.

        The maximum number of shares of common stock with respect to which options or stock may be granted to any one individual in any one calendar year is 1,500,000.

STOCK SUBJECT TO THE 2003 PLAN

        4,500,000 shares of Company common stock are reserved for issuance under the 2003 Plan and the maximum number of shares underlying rights granted to any one individual in any one calendar year under the 2003 Plan may not exceed 1,500,000. If Awards granted under the 2003 Plan expire or otherwise terminate without being exercised, the shares not purchased pursuant to those awards again become available for issuance under the 2003 Plan.

TERMS OF RIGHTS

        The following is a description of the permissible terms of rights under the 2003 Plan. Individual rights may be more restrictive as to any or all of the permissible terms described below.

EXERCISE PRICE/PURCHASE PRICE; PAYMENT

        The exercise price of incentive stock options under the 2003 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of the fair market value. Except with respect to individuals who own (or are deemed to own) stock possessing more than 10% of the total combined voting power of our company or any affiliate of our company, exercise price of nonqualified options and the purchase price of stock under the 2003 Plan may not be less than 85% of the fair market value of the underlying the common stock on the date of grant. But, if Awards are granted with exercise or purchase prices below market value, deductions for compensation attributable to those Awards could be limited by Section 162(m) of the Code. See "Federal Income Tax Information."

        The exercise or purchase price of a right shall be paid, in cash or check at the time the option is exercised or the stock is purchased. In the alternative, in the discretion of the Plan Administrator, upon those terms as the Plan Administrator shall approve, the exercise or purchase price of an award may be paid in one of the following ways: (i) in the case of an option, by a copy of instructions to a broker directing that broker to sell the shares for which the option is exercised, and to remit to us the aggregate exercise price of the option (a "cashless exercise"), (ii) by paying all or a portion of the option exercise price or stock purchase price for the number of shares being purchased by tendering shares owned by the participant for at least six months, duly endorsed for transfer to us, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which the option or portion thereof is thereby exercised or purchased stock,
(iii) by a stock for stock exercise by means of attestation whereby the participant identifies for delivery specific shares already owned by participant for at least six months and receives a number of shares equal to the difference between the option or stock thereby exercised or purchased and the identified attestation shares (an "attestation exercise"), or (iv) with a full-recourse promissory note.

        If the exercise or purchase price of an award is paid with a promissory note, the shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of any promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of any promissory note used to pay the exercise or purchase price of an Award.

VESTING SCHEDULE

        Options granted under the 2003 Plan may become exercisable in and stock typically vests in cumulative installments as determined by the Plan Administrator. The Plan Administrator has the power to accelerate the time during which an option may be exercised or a stock purchase right may vest. In addition, options granted under the 2003 Plan may permit exercise prior to vesting, but in that event the optionee may be required to enter into an early exercise stock purchase agreement that allows us to repurchase shares not yet vested at the lesser of fair market value or the exercise price should the optionee leave the employ of our company prior to vesting.

MARKET STAND-OFF

        All rights granted under the 2003 Plan provide that, in connection with any underwritten public offering by us of our equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to transfer any Stock without our prior written consent or our underwriters, for such period of time from and after the effective date of such registration statement as we or our underwriters may request.

TERM

        The maximum term of awards under the 2003 Plan is ten (10) years, except that in certain cases involving greater than 10% shareholders (see "Eligibility"), the maximum term is five (5) years. Options under the 2003 Plan generally terminate three (3) months after termination of the participant's employment or relationship as a consultant or director of our company or any affiliate of our company, unless (a) the termination is due to that optionee's permanent and total disability (as defined in the Code), in which case the option may be exercised, to the extent vested, at any time within one year of the termination; (b) the optionee dies while employed by or serving as a consultant or director of our company or any affiliate of our company, or within three (3) months after termination of optionee's consulting services or directorship, whichever is applicable, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within one year of the optionee's death by the person or persons to whom the rights to the option pass by will or by the laws of descent and distribution; or
(c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer or shorter period of time following termination of employment or the consulting relationship.

ADJUSTMENT PROVISIONS

        If there is any change in the stock subject to the 2003 Plan or subject to any option granted under the 2003 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2003 Plan and options and stock outstanding thereunder will be appropriately adjusted as to (i) the class and the maximum number of shares subject to the 2003 Plan, (ii) the maximum number of shares which may be granted to an individual during a calendar year, and (iii) the class, number of shares and per share exercise or purchase price of outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        The 2003 Plan provides that, in the event of our liquidation, dissolution, merger, consolidation or similar event (referred to as a Corporate Event in this Proxy Statement), any outstanding awards shall be continued, assumed by the surviving corporation, substituted for similar rights or cancelled. In the event of the cancellation of an option without substitution and without payment of consideration, the Plan Administrator shall notify the optionee in writing or electronically that the option shall be fully exercisable notwithstanding any vesting schedule providing otherwise for a period of ten (10) days ending on the later of the fifth day prior to the Corporate Event or ten (10) days after notice of the Corporate Event, and the option shall terminate upon the expiration of that period.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the 2003 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2003 Plan will terminate on June 22, 2013.

        The Board may also amend the 2003 Plan at any time or from time to time. The 2003 Plan may be amended by the Board as it shall deem advisable. Without the authorization and approval of the shareholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the 2003 Plan, (ii) change the class of persons eligible to participate, or
(iii) extend the term of the 2003 Plan beyond ten years from the date of adoption.

RESTRICTIONS ON TRANSFER

        Under the 2003 Plan, an option may be transferred by the optionee pursuant to a will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee. Notwithstanding the foregoing, at the discretion of the Administrator, the optionee can transfer the option to certain family members or a trust meeting certain requirements. In addition, unvested stock purchase rights may be subject to our repurchase right.

FEDERAL INCOME TAX INFORMATION

INCENTIVE STOCK OPTIONS

        Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to either us or the optionee by reason of the grant or exercise of an incentive stock option. But, as discussed below, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability. The Internal Revenue Service has announced that it intends to require the exercise of an incentive stock option to be considered wages subject to withholding for FICA purposes to the extent of the spread between the exercise price and value of the Company stock as of the date of the exercise. The imposition of this FICA withholding requirement currently is subject to a moratorium, pending the promulgation of final regulations. However, the Administrator reserves the right in the future to implement procedures to provide for applicable withholding on the exercise of incentive stock options.

        If an optionee holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (i) year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of the stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee held the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Upon exercise of an incentive stock option, the excess of the stock's fair market value on the date of exercise over the option exercise price is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. If the optionee's AMTI exceeds an exemption amount equal to $58,000 in the case of a married individual filing a joint return ($40,250 in the case of a single taxpayer and $29,000 for a married taxpayer filing a separate return), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer and $75,000 for a married taxpayer filing a separate return). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

NONSTATUTORY STOCK OPTIONS

        Nonstatutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

        There are no tax consequences to either us or the optionee by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon exercise of the option. The gain or loss will be long or short-term depending on how long the optionee held the stock. Slightly different rules may apply to optionees who acquire stock subject to repurchase options or who are subject to Section 16(b) of the Exchange Act.

STOCK

        Stock granted under the 2003 Plan may, in the determination of the Plan Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the 2003 Plan depends on whether the stock is subject to restrictions and if so, whether the restrictions are deemed to create a "substantial risk of forfeiture" under Code
Section 83 (e.g., stock granted under the plan which is subject to our right to repurchase the stock at a price that is less than fair market value which right lapses over a period of continued employment is considered a "substantial risk of forfeiture" under Code Section 83).

        If stock is not subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income equal to the value of the stock in the year in which the stock is granted less the amount paid for such stock. If the stock is subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income as and when such "substantial risk of forfeiture" lapses in the amount of the fair market value of the shares no longer subject to the "substantial risk of forfeiture" less the amount paid for such stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon grant or vesting of the stock. Such gain or loss will be long or short-term depending on how long the recipient held the stock.

        A recipient of stock subject to a "substantial risk of forfeiture" may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the restricted stock, rather than waiting until the "substantial risk of forfeiture lapses". If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the "substantial risk of forfeiture lapses".

        Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

POTENTIAL LIMITATION ON COMPANY DEDUCTIONS

        In 1993, the Code was amended to add Section 162(m), which denies a deduction to any publicly-held corporation for compensation paid to certain named executive officers in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee, as that term is defined in Section 162(m) and the regulations thereunder. It is possible that compensation attributable to stock options and stock grants when combined with all other types of compensation received from us by a covered employee, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and restricted stock will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (a) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; and (b)(i) the amount the employee could receive is based solely on an increase in the value of the stock after the date of grant; or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

RECOMMENDATION AND REQUIRED VOTE

        The Board has unanimously approved the adoption of the 2003 Plan. The affirmative vote of a majority of our outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the approval of the adoption of the 2003 Plan is required for the approval of the adoption of the 2003 Plan. For purposes of the vote to adopt the 2003 Plan, abstentions will have the same effect as a vote against approval of the adoption of the 2003 Plan. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board is of the opinion that the adoption of the 2003 Plan is advisable and in our best interests and recommends a vote "FOR" the approval of the 2003 Plan. All proxies will be voted to approve the 2003 Plan unless a contrary vote is indicated on the enclosed proxy card.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS PLACE A VOTE "FOR" PROPOSAL 4, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

EXECUTIVE COMPENSATION
----------------------


                                   SUMMARY COMPENSATION TABLE


                                                                                          LONG TERM
                                                                     OTHER           COMPENSATION AWARDS
NAME AND                                                             ANNUAL         SECURITIES UNDERLYING
PRINCIPAL POSITION                  YEAR      SALARY    BONUS     COMPENSATION         OPTIONS/SARS(#)
------------------                  ----      ------    -----     ------------         ---------------
Jacques Tizabi                      2002      -0- (1)     -0-         -0-
President, Chief Executive          2001      -0- (1)     -0-         -0-                  1,150,000
Officer,
and Chairman of the Board           2000        --        --           --                      --

---------------
(1) To enable us to meet a portion of our obligations as they become due, our Chairman and CEO has agreed to allow the Company to waive cash compensation pursuant to his employment agreement..



COMPENSATION OF DIRECTORS

        Directors do not receive compensation pursuant to any standard arrangement for their services as directors.

                          OPTION GRANTS IN FISCAL 2002

        No grant of stock options were made during fiscal 2002 to the Named Executive Officers.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2002, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on the OTC Bulletin Board on December 31, 2002 ($0.20 per share).




                        SHARES                   NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                       ACQUIRED                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                          ON        VALUE      OPTIONS AT DECEMBER 31, 2001            DECEMBER 31, 2001
NAME                   EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
----                   --------    --------    -----------    -------------       -----------   -------------
Jacques Tizabi            -0-         -0-       1,150,000          -0-                -0-            -0-



EMPLOYMENT AND SEVERANCE AGREEMENTS
-----------------------------------

        We have an employment agreement with Jacques Tizabi. Mr. Tizabi's employment agreement, dated as of September 24, 2001, provides for Mr. Tizabi to serve as our Chairman of the Board, Chief Executive Officer and President for a term five years from any given date, such that there shall always be a minimum of at least five years remaining under his employment agreement. The employment agreement provides for Mr. Tizabi to receive an annual base salary of $250,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on annual performance standards to be established by the compensation committee. Mr. Tizabi also is entitled to specified perquisites. Mr Tizabi has waived claim to his cash compensation until an as yet undetermined date in the future.

        If Mr. Tizabi's employment is terminated due to his death, the employment agreement provides that we will pay Mr. Tizabi's estate his remaining base salary during the remaining scheduled term of the employment agreement, accelerate the vesting of his options and continue to provide family medical benefits. If Mr. Tizabi's employment is terminated due to his disability, the employment agreement provides that we will pay Mr. Tizabi his remaining base salary during the remaining scheduled term of the employment agreement (reduced by any amounts paid under long-term disability insurance policy maintained by us for the benefit of Mr. Tizabi).

        If Mr. Tizabi terminates the employment agreement for cause, if we terminate the employment agreement without cause or in the event of a change of control, in which event the employment of Mr. Tizabi terminates automatically, we will pay Mr. Tizabi his remaining base salary during the remaining scheduled term of the employment agreement and an amount based on his past bonuses and continue to provide specified benefits and perquisites.

        If Mr. Tizabi terminates the employment agreement without cause or we terminate the employment agreement for cause, Mr. Tizabi is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

        If any of the payments due Mr. Tizabi upon termination qualify as "excess parachute payments" under the Internal Revenue Code, Mr. Tizabi also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.


REPORT OF AUDIT COMMITTEE
-------------------------

        THE INFORMATION IN THIS AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL," OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION OR TO BE SUBJECT TO REGULATION 14A OR 14C AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, OR TO THE LIABILITIES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Committee has met and held discussions with management and the independent auditors regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee also has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. The Committee has concluded that the independent auditors are independent from the Company and its management.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee has selected and the Board of Directors has ratified, subject to shareholder ratification, the selection of the Company's independent auditors.


                                           Audit Committee

                                           Michael Collins
                                           Matin Emouna


INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

        The Audit Committee approved the engagement of AJ. Robbins, PC as our independent auditors for the year ended December 31, 2002. The Board Committee also has approved the engagement of AJ. Robbins as our independent auditors for the year ended December 31, 2003. We do not anticipate that a representative of AJ. Robbins, PC will attend the Annual Meeting or be available for the purpose of responding to appropriate questions.

AUDIT FEES

        The aggregate fees billed by AJ. Robbins, PC for assurance and related services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2001 and 2002, were approximately $85,787 and $59,345, respectively.

AUDIT-RELATED FEES

        The aggregate fees billed by AJ. Robbins, PC for professional services rendered for assurance and related services by AJ. Robbins that are reasonably related to the performance of the audit or the review of the financial statements for the fiscal years ended December 31, 2001 and 2002, were approximately $11,795 and $25,707, respectively.

TAX FEES

        The aggregate fees billed by AJ. Robbins, PC for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2001 and 2002, were approximately $3,570 and $10,996, respectively.

ALL OTHER FEES

        No other fees were billed by AJ. Robbins, PC for the fiscal years ended December 31, 2001 and 2002.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement, the Audit Committee pre-approves all non-audit services to be performed by the independent auditor.


CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------
        On March 19, 2002, upon approval by our board of directors, we entered into a binding letter of intent to sell all of the outstanding shares of Dasibi to Steven Sion. Effective March 25, 2002, we consummated the sale pursuant to the terms and conditions of the binding letter of intent. The consideration we received in exchange for the stock of Dasibi included, among other things, cancellation of indebtedness of $1.5 million, a perpetual, nonexclusive license to exploit all of Dasibi's intellectual property rights outside of mainland China, and an assignment by Dasibi of its inventory to us.

        During fiscal 2002, Astor Capital, Inc., a company in which our CEO owns a 50% interest, received placement fees in the aggregate amount of $34,900 in connection with private placements and equity financings for the Company.

        See "Employment Agreements" for a summary of our employment agreements with our President and Chief Executive Officer.

        The Board of Directors believes, based on its reasonable judgment, but without further investigation, that the terms of each of the foregoing transactions or arrangements between the Company on the one hand and the affiliates, officers, directors or shareholders of the Company which were parties to these transactions on the other hand, were, on an overall basis, at least as favorable to the Company as could then have been obtained from unrelated parties.

PRINCIPAL SHAREHOLDERS
----------------------

        The following table sets forth information as of April 10, 2003, relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) our Chief Executive Officer and each of our Named Executive Officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of us, 9300 Wilshire Boulevard, Suite 308, Beverly Hills, California 90212, unless otherwise set forth below.


                                                 Number of Shares of
                                                    Common Stock
Name and Address                                 Beneficially Owned (1)   Percent of Class (1)
----------------------------------------------------------------------------------------------
   Jacques Tizabi (2).................               1,357,223                  9.6%
   Michael Collins....................                       0                   0%
   Matin Emouna.......................                       0                   0%
   Ronald Patterson (3)...............                 748,030                  5.8%
   Silverline Partners, Ltd. (4)......                 700,000                  5.5%
   Daniel Greenspun (5)...............               2,044,455                 14.9%
   Directors and executive officers as a
   group (3 persons) (6)..............               1,357,223                  9.6%

(1) Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person in the table above, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at April 10, 2003.

(2) Includes (a) 1,150,000 shares that may be acquired upon the exercise of options, which are or will become exercisable on or prior to June 9, 2003, (b) 189,900 shares that may be acquired upon the exercise of warrants owned by Astor Capital, Inc., (c) 6,000 shares that may be acquired upon the exercise of warrants owned by JRT Holdings, Inc., and 9,523 shares that may be acquired upon the conversion of a convertible


                                       16


        debenture owned by JRT Holdings, Inc. Mr. Tizabi is a fifty-percent owner of Astor Capital, Inc. and JRT Holdings, Inc.

(3) Includes 187,858 shares that may be acquired upon the exercise of options, which are or will become exercisable on or prior to June 9, 2003. The address of Ronald Patterson is 1243 Fairway Point Row, Sand Diego, CA 92128. This information is based solely on the Schedule 13-D/A filed by Mr. Patterson on March 31, 2000.

(4)     The address of Silverline Partners is 27 Wellington Road, Cork, Ireland.

(5) Includes 909,091 shares that may be acquired upon the exercise of warrants, which are or will become exercisable on or prior to June 9, 2003.

(6) Represents shares that may be acquired upon the exercise of options and warrants, which are or will become exercisable on or prior to June 9, 2003, and the conversion of a convertible debenture.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership, and reports of changes in ownership, of common stock and other equity securities of Pollution Research. Executive officers, directors and greater than ten percent shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, and representations that no other reports were required during the fiscal year ended December 31, 2002, our executive officers, directors and greater than ten per cent beneficial owners of our common stock, complied with all Section 16(a) filing requirements applicable to them, except Mr. Daniel Greenspun, a holder of approximately 14.9% of our common stock, has failed to file a Form 3.

SHAREHOLDER PROPOSALS
---------------------

        Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 31, 2003.

        SEC rules and regulations provide that if the date of the Company's 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2003 Annual Meeting. Upon determination by the Company that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-QSB.

SOLICITATION OF PROXIES
-----------------------

        It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB
----------------------------

        THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, POLLUTION RESEARCH AND CONTROL CORP., 9300 WILSHIRE BLVD., SUITE 308, BEVERLY HILLS, CALIFORNIA 90212.

                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                            /s/ Jacques Tizabi
                                            -----------------------------------
                                            Jacques Tizabi, PRESIDENT AND CEO



Beverly Hills, California
July 7, 2003

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                      POLLUTION RESEARCH AND CONTROL CORP.

The undersigned, being the President and Secretary, respectively, of Pollution Research and Control Corp. (the "Corporation") DO HEREBY CERTIFY as follows:

1. The Corporation is a corporation organized and existing under and by virtue of the General Corporation Law of the State of California.

2. Article I of the Articles of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                       "I

        The name of the corporation is Universal Detection Technology."

3. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly adopted by the Corporation's Board of Directors

4. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of the shareholders in accordance with the provisions of Section 902 of the California General Corporation Law. The total number of outstanding shares of the Corporation is ________ shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock.

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of their own knowledge.


Dated:                                       Attested:


---------------------------------------      ----------------------------------
Jacques Tizabi, Chief Executive Officer      Michael Collins, Secretary

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                      POLLUTION RESEARCH AND CONTROL CORP.

The undersigned, being the President and Secretary, respectively, of Pollution Research and Control Corp. (the "Corporation") DO HEREBY CERTIFY as follows:

1. The Corporation is a corporation organized and existing under and by virtue of the General Corporation Law of the State of California.

2. Article IV of the Articles of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                       "IV

        "(a) This Corporation shall be authorized to issue a total of Five Hundred Million (500,000,000) shares of all classes of stock. Of such total number of shares of stock, Four Hundred Eighty Million (480,000,000) shares are authorized to be Common Stock, each of which shares shall have no par value, and Twenty Million (20,000,000) shares are authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per share, as described below.

        (b) Subject to the limitations prescribed by law, the Board of Directors is authorized to provide for the issuance of shares of the Preferred Stock authorized hereby in one or more series, and, by filing a certificate pursuant to the applicable law of the State of California, to establish from time to time the number of shares of each such series and the relative rights, preferences, powers, qualifications, limitations and restrictions thereof. With respect to any series of Preferred Stock that is established by the Board of Directors, the Board is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.


3. The foregoing Amendment of the Articles of Incorporation of the Corporation has been duly adopted by the Corporation's Board of Directors.

4. The foregoing Amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of the shareholders in accordance with the provisions of Section 902 of the California General Corporation Law. The total number of outstanding shares of the Corporation is ________ shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock.

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of their own knowledge.


Dated:                                       Attested:


---------------------------------------      ----------------------------------
Jacques Tizabi, Chief Executive Officer      Michael Collins, Secretary

                                    EXHIBIT C




                      POLLUTION RESEARCH AND CONTROL CORP.

                            2003 STOCK INCENTIVE PLAN

                       SECTION 1:  GENERAL PURPOSE OF PLAN

     The name of this plan is the Pollution Research and Control Corp. 2003 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Pollution Research and Control Corp., a California corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                            SECTION 2:  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "ADMINISTRATOR" shall have the meaning as set forth in Section 3, hereof.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company, Parent or any Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company, Parent or any Subsidiary or the Company's, Parent's or any Subsidiary's shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company, Parent or any Subsidiary which is or potentially is materially injurious to any of such entities; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     "CHANGE IN CONTROL" shall mean:

     (1) The consummation of a merger or consolidation of the Company with or into another entity, any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

     (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

     A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

     "COMPANY" means Pollution Research and Control Corp., a corporation organized under the laws of the State of California (or any successor corporation).

     "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

     "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

     "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

     "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

     "EXERCISE PRICE" shall have the meaning set forth in Section 6.3 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

     "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

     "NON-QUALIFIED STOCK OPTION" means a Stock Option not described in Section 422(b) of the Code.

     "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

     "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

     "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

     "PLAN" means this Pollution Research and Control Corp. 2003 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "PURCHASE PRICE" shall have the meaning set forth in Section 7.3.

     "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
Section 7.

     "REPURCHASE RIGHT" shall have the meaning set forth in Section 8.8 of the Plan.

     "RIGHTS" means Stock Options and Purchase Rights.

     "SERVICE" shall mean service as an Employee, Director or Consultant.

     "STOCK" means Common Stock of the Company.

     "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to Section 6.

     "STOCK OPTION AGREEMENT" shall have the meaning set forth in Section 6.1.

     "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.1.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of a entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

     "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of the Company, Parent or any Subsidiary.

                           SECTION 3:  ADMINISTRATION

     3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

     3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

     3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Right, such amendment shall also be subject to the Participant's consent; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                     SECTION 4:  STOCK SUBJECT TO THE PLAN

     4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 9, 4,500,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,500,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

     4.3 ADDITIONAL SHARES. If any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                            SECTION 5:  ELIGIBILITY

     Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6:  TERMS AND CONDITIONS OF OPTIONS.

     6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

     6.3 EXERCISE PRICE.

          6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

          6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

          6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

          6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in Section 8 hereof.

     6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

     6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. Unless a determination is made by counsel for the Company that Section 25102(o) of the California Corporations Code no longer requires or another exemption from qualification under the California Corporations Code applies which does not require, an Option granted to an Optionee who is not an officer of the Company, a Director or a Consultant shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant until such time as the Company's securities become traded on a national market system as described in Section 18(b) of the Securities Act, including without limitation the Nasdaq National Market. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

     6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, Parent and Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, Parent and Subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, Parent and Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

     6.7 LEAVES OF ABSENCE. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

     6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the lesser of
(i) the Exercise Price paid for the Option or (ii) the Fair Market Value of the shares of Stock underlying the Option in accordance with Section 8.8 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.


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


               SECTION 7:  TERMS AND CONDITIONS OF AWARDS OR SALES

     7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

     7.3 PURCHASE PRICE.

          7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

          7.3.2 TEN PERCENT SHAREHOLDERS. A Ten Percent Shareholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

          7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by Sections 7.3.1 and 7.3.2 shall be inoperative (i) at such time as the Company's securities become traded on a national market system as described in Section 18(b) of the Securities Act, including without limitation the Nasdaq National Market, or if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

          7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in Section 8.

     7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                       SECTION 8:  PAYMENT; RESTRICTIONS

     8.1 GENERAL RULE. The entire Exercise Price or Purchase Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the


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


discretion of the Administrator, upon such terms as the Administrator shall approve, the Purchase Price or Exercise Price may be paid: (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being exercised or purchased by tendering Stock owned by the Participant for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Purchase Price or Exercise Price (or portion thereof) due for the number of shares being exercised or purchased or (iii) by means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant for at least six months that have a Fair Market Value on the date of attestation equal to the Exercise Price or Purchase Price (or portion thereof) and receives a number of shares of Stock equal to the difference between the number of shares thereby exercised or purchased and the number identified attestation shares of Stock.

     8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company, Parent or a Subsidiary as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise; (ii) tendering Stock owned by the Participant, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the withholding due for the number of shares being exercised or purchased; (iii) means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant that have a Fair Market Value on the date of attestation equal to the withholding due for the number of shares being exercised or purchased; (iv) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (v) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     8.3 SERVICES RENDERED. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

     8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) and/or any federal, state, local or other income excise or employment tax withholding required in connection with Stock issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash

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

equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

     8.7 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

          8.7.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED Transferee"). For purposes of this Section 8.10.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

          8.7.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

     8.8 REPURCHASE RIGHTS. To the extent provided in the applicable Stock Option Agreement or Stock Purchase Agreement, following a termination of the Participant's Service, the Company may repurchase the Participant's unvested Stock as provided in this Section 8.8 (the "REPURCHASE RIGHT")

          8.8.1 REPURCHASE PRICE. The Repurchase Right shall be exercisable at a price equal to the lesser of (i) Fair Market Value, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; PROVIDED, HOWEVER, unless a determination is made by counsel for the Company that Section 25102(o) of the California Corporations Code no longer requires or another exemption from qualification under the California Corporations Code applies which does not require, with respect to a Participant who is not an officer of the Company, a Director or a Consultant, the right to repurchase unvested stock as described in
Section 8.8.1(ii) shall lapse at a rate of at least 20% per year over five years from the date the Right is granted.

          8.8.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

                   SECTION 9:  ADJUSTMENTS; MARKET STAND-OFF

     9.1 EFFECT OF CERTAIN CHANGES.

          9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) the number and/or class of shares of Stock available for Rights, (ii) the number and/or class of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

          9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii)

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


the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

          9.1.3 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

     9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares of Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

                     SECTION 10:  AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                        SECTION 11:  GENERAL PROVISIONS

     11.1 GENERAL RESTRICTIONS.

          11.1.1 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          11.1.2 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

     11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

     11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

     11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

     11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                      SECTION 12:  EFFECTIVE DATE OF PLAN

     The effective date of this Plan is June 23, 2003. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                           SECTION 13:  TERM OF PLAN

     The Plan shall terminate automatically on June 22, 2013, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to
Section 10 hereof.

                            SECTION 14:  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of June 23, 2003.



                                    POLLUTION RESEARCH AND CONTROL CORP.



                                    By: /s/ Jacques Tizabi
                                        _______________________________
                                        Jacques Tizabi, President



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